Exhibit 10.09

                           FEBRUARY 28, 2011 AMENDMENT

                                 TO THAT CERTAIN

                               PURCHASE AGREEMENT

                                 By and Between

                             Earthwise Energy, Inc.

                                       and

                          Energy Partners International

                          (collectively, the "Sellers")

                                       and

                        Masch Branch Exploration, L.L.C.

                                  (the "Buyer")

                        Originally Dated January 13, 2011

                FEBRUARY 28, 2011 AMENDMENT TO PURCHASE AGREEMENT

     This February 28, 2011 Amendment (this "1ST AMENDMENT" to that certain Purchase Agreement (the "PA"), dated January 13, 2011, is made and entered into on March 1, 2011, by and between Earthwise Energy, Inc., a Nevada corporation ("EEI") and Energy Partners International, a Texas Joint Venture Partnership ("EPI") (collectively, EEI and EPI may be referred to herein as "SELLERS") and Masch Branch Exploration, L.L.C., a Texas limited liability company (referred to herein as "BUYER"). Each party to this Agreement may be referred to herein as a "PARTY" and collectively, as the "Parties".

     WHEREAS, pursuant to Section 13.5 of the PA, each of the Parties wishes to amend the PA as such changes are set forth in this 1st Amendment, understanding that all capitalized terms not otherwise defined herein shall have the meanings originally ascribed to such terms, as defined in the PA;

     NOW, THEREFORE, based on and in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1. Article I of the PA shall be amended to include the following definition:

     "NON-PARTICIPATING JV INTERESTS" means any JV Venturer(s) and/or the JV interests allocable to such JV Venturer(s) that are, as of the Effective Time, or that become, at any time after the Effective Time but prior to March 1, 2011, definable as Non-Participating Venturers (as such term is defined in the JV Agreement) for any reason whatsoever, including, but not limited to, non-payment and/or untimely payment of an Additional Assessment or EEI Claims under the JV Agreement (as determined by EEI as Managing Venturer).

2. Section 2.1 of the PA shall be amended to include a new Section 2.1.11, which shall read as follows:

     "2.1.11 All Non-Participating JV interests held, claimed, or in any way allocable to or by EEI, as of the Effective Resignation Date, as well as any and all interests or ownership of any kind or nature in the JV and/or the Well, if any and if not otherwise yet included in the Properties, as defined.

3. Article 3 of the PA shall be amended to include a new Section 3.5, which shall read as follows:

     "3.5 ADDITIONAL CONSIDERATION. If, at the time of the Effective Resignation
          Date, EEI is in the position of (a) being a Participating Venturer with respect to any Non-Participating JV interests, whether resulting from the JV Vote, any Additional Assessment, or otherwise, or (b) acceding to the ownership of any partnership or JV interest of any JV Venturer by reason of such partner's forfeiture of his JV interests, or (c) having asserted rights to any such Non-Participating JV interests by its affirmative acts, actions, and declarations involving express and implied rights and remedies under the JV Agreement, then and in that event, all of such additional interests, rights, and entitlements (the "ADDITIONAL JV INTERESTS") in which EEI has any right, title, or interest (if not already) shall be deemed to have become part of the Properties being conveyed to Buyer under the PA, conditioned on Buyer's agreement, hereby given, that additional consideration to EEI shall be given in exchange for (among other considerations hereinbefore agreed upon by the Parties) the conveyance of the Additional JV Interests to Buyer in the form of an amount of shares of Topaz's common stock that is equal in number to the Stock Consideration set forth in Section 3.1 above (the "ADDITIONAL STOCK CONSIDERATION"); and the provisions of Section 3.4 above shall also apply to the Additional Stock Consideration."

4. Article 3 of the PA shall be amended to include a new Section 3.6, which shall read as follows:

     "3.6 DELIVERY AND  FACILITATION  OF  ADDITIONAL  STOCK  CONSIDERATION.  The
          Additional Stock Consideration shall be deliverable and payable to EEI by or through Buyer on or before ten (10) days after March 1, 2011, as follows: Buyer warrants and represents to EEI that Buyer has arranged for and contracted with Topaz, for independent consideration, for the delivery to Buyer's credit (and Buyer's subsequent delivery to EEI on March 1, 2011) of a written subscription agreement (the "2ND SUBSCRIPTION") for the Additional Stock Consideration, which EEI (and

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
          Topaz, in advance of 3/1/11) will execute in duplicate, original format on March 1, 2011, accompanied by a written resolution of Topaz's board of directors (the "2ND ISSUANCE RESOLUTION") approving the issuance of the Additional Stock Consideration and, in addition, an authorization letter (the "2ND AUTHORIZATION LETTER"), executed by a properly authorized Topaz officer, instructing Topaz's stock registration Agent to immediately issue and deliver the Topaz common stock certificate representing the Additional Stock Consideration in EEI's name. The true and correct forms of the 2nd Subscription, 2nd Issuance Resolution, and 2nd Authorization Letter shall be exactly equivalent to those forms attached hereto as Exhibit "D" and made a part hereof. EEI's receipt of the certificate for the Additional Stock Consideration following March 1, 2011 shall be requisite for the title to EEI's ownership or interest(s) in the Additional JV Interests to vest with Buyer hereunder. The Parties agree to communicate and cooperate to the extent possible to (a) facilitate the certificate's delivery as soon as practicable, but in no event longer than ten (10) days, after March 1, 2011, and (b) afford all Parties notice of EEI's physical receipt of such certificate. EEI understands that the subject shares comprising the Additional Stock Consideration are not registered under the Act, on the grounds that the issuance of securities in relation to this Agreement is exempt from registration under the Act. EEI further understands that the shares comprising the Additional Stock Consideration may not be sold, transferred or otherwise disposed of without registration under the Act or an exemption therefrom, and that said shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met or established. When issued by the Agent in the name of "Earthwise Energy, Inc." in accordance with this PA, the said shares shall be validly issued, as fully paid and nonassessable and shall be free and clear of all liens imposed by or through Buyer, the Agent, and/or Topaz; and neither the issuance nor the delivery of the said Additional Stock Consideration is subject to any preemptive or any similar right of any stockholder of Topaz or of any other Person."

5. Section 7.3 of the PA shall be amended to include a new Section 7.3.4, which shall read as follows:

     "7.3.4 Notwithstanding the provisions of Section 7.3.2 or Section 7.3.3 above, the Parties agree that, as of the expiration of the voting period specified in the JV Letter attached hereto as Exhibit "J", if a majority approval of EEI's conveyance of the JV Interests and EEI's resignation as Managing Venturer of the JV has not been timely obtained via the JV Vote AND, as a result, the provisions of Section
          3.5 and Section 3.6 above become effective at that time, thus causing the shares for the Additional Stock Consideration to be deliverable to EEI as prescribed therein, then and in that event, the Parties agree that (1) the Effective Resignation Date shall be March 15, 2011, (2) EEI shall send a final letter to the JV Venturers prior to the Effective Resignation Date to inform them of, at a minimum, the outcome of the original JV Vote, the Effective Resignation Date (coupled with a notice of a specific second vote to install Buyer as the new Managing Venturer of the JV), in a written format to be approved by Buyer in advance thereof, and the intention of Buyer to issue the AFE, and (3) irrespective of any other provisions therein to the contrary, the Escrow Agreement attached hereto as Exhibit "K" shall be modified such that 54.58% of the full amount of the Escrow Funds shall be immediately released to EEI on or before fifteen days prior to the Effective Resignation Date (if any set of circumstances, as anticipated in this PA, give rise to the issuance of the Additional Stock Consideration, together with the actions described in this
          Section 7.3.4, the same shall collectively be referred to herein as the "ALTERNATE RESIGNATION ACTIONS")."

6. Section 10.2 of the PA shall be amended to include the following sentence at the end of the section:

     "The Parties agree that, in the event that the Alternate Resignation Actions are triggered by any set of circumstances, as herein anticipated, EEI shall deliver to Buyer all Records pertaining to the JV within fifteen
     (15) days after the Effective Resignation Date."

                            [SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS  WHEREOF,  the Parties  have  executed  this  February  28, 2011
Amendment to the PA as of the date first set forth above, to be effective as of the same date.

                                      SELLERS:

                                      EARTHWISE ENERGY, INC.,
                                      A Nevada corporation


                                      By: /s/ Steven C. Howard
                                          --------------------------------------
                                      Name: Steven C. Howard
                                      Its: President / CEO

                                      ENERGY PARTNERS INTERNATIONAL'
                                      A Texas Joint Venture partnership


                                      By: /s/ Jeffrey C. Reynolds
                                          --------------------------------------
                                      Name: Jeffrey C. Reynolds,
                                            Executive Vice President of
                                            Earthwise Energy, Inc., in its
                                            capacity as Managing Venturer
                                            of Energy Partners International

                                      BUYER:

                                      MASCH BRANCH EXPLORATION, L.L.C.,
                                      A Texas limited liability company


                                      By: /s/ S. Rand Stinnett
                                          --------------------------------------
                                          S. Rand Stinnett, Manager

                                      ESCROW AGENT:


                                      By: /s/ S. Rand Stinnett
                                          --------------------------------------
                                          S. Rand Stinnett, Manager

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